UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 3, 2009
Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165

(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)
(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

1.01 Entry into a Material Definitive Agreement
     On August 24, 2009, SPT Real Estate Finance, LLC (“SPT Real Estate Finance”), an affiliate of Shopoff Properties Trust, Inc. (the “Company”), acquired ownership of two secured promissory notes in the original principal amounts of $5,187,000 and $1,072,000, respectively (collectively, the “Notes”), pursuant to two separate Memoranda of Assignment of Note, Deed of Trust and Loan Documents (the “Assignment Agreements”) executed by Aware Development Company, Inc., a California corporation (“Aware”), in favor of SPT Real Estate Finance. Subsequently, SPT Real Estate Finance, as lender pursuant to the Assignment Agreements, entered into two Settlement Agreements, each dated September 3, 2009, with the borrower under the Notes, Springbrook Investments, L.P., a California limited partnership (“Springbrook”) whose general partner, Highgrove, Inc., is 100% owned by The Shopoff Revocable Trust dated August 12, 2004, of which William (the Company’s President, Chief Executive Officer and Chairman of the Board) and Cindy Shopoff are the sole trustees. The Notes were in default and all obligations of Springbrook were due and payable in full. In the Settlement Agreements, Springbrook agreed to execute and deliver to SPT Real Estate Finance grant deeds to the underlying real estate collateral for the Notes in consideration for the discharge by SPT Real Estate Finance of all Springbrook’s obligations under the Notes. Accordingly, on September 4, 2009, SPT Real Estate Finance took title to the following properties which served as collateral under the Notes:
•	approximately 118 acres of vacant and unentitled land located near the City of Lake Elsinore, in an unincorporated area of Riverside County, California; and

•	approximately 6.11 acres of vacant and unentitled land located near the City of Lake Elsinore, in an unincorporated area of Riverside County, California.
     The Company previously reported, in its Form 8-K filed with the Securities and Exchange Commission on January 15, 2009, the details of two loans made to Aware on January 9, 2009, by SPT Real Estate Finance in order for Aware to purchase the Notes from Vineyard Bank, the original lender under the Notes.
     The foregoing description is qualified in its entirety by reference to the full text of the Memoranda of Assignment of Note, Deed of Trust and Loan Documents and the Settlement Agreements attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Memorandum of Assignment of Note, Deed of Trust and Loan Documents, dated August 24, 2009, by and between Aware Development Company, Inc. and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $5,187,000.

Exhibit No.	Description

10.2	Memorandum of Assignment of Note, Deed of Trust and Loan Documents, dated August 24, 2009, by and between Aware Development Company, Inc. and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $1,072,000.

10.3	Settlement Agreement, dated September 3, 2009, by and between Springbrook Investments, L.P, and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $5,187,000.

10.4	Settlement Agreement, dated September 3, 2009, by and between Springbrook Investments, L.P, and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $1,072,000.

SIGNATURE
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.
Date: September 11, 2009	By:	/s/ William A. Shopoff
William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1	Memorandum of Assignment of Note, Deed of Trust and Loan Documents, dated August 24, 2009, by and between Aware Development Company, Inc. and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $5,187,000.

10.2	Memorandum of Assignment of Note, Deed of Trust and Loan Documents, dated August 24, 2009, by and between Aware Development Company, Inc. and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $1,072,000.

10.3	Settlement Agreement, dated September 3, 2009, by and between Springbrook Investments, L.P, and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $5,187,000.

10.4	Settlement Agreement, dated September 3, 2009, by and between Springbrook Investments, L.P, and SPT Real Estate Finance, LLC related to the promissory note in the original principal amount of $1,072,000.